                                                                    Exhibit 10.2
                                AMENDMENT NO. 1
                         Dated as of September 17, 1997
                                       to
                                CREDIT AGREEMENT
                         Dated as of February 27, 1997


          THIS AMENDMENT NO. 1 ("Amendment") is made as of September 17, 1997 by and among GFSI, INC. (the "Borrower"), the financial institutions listed on the signature pages hereof (the "Lenders") and THE FIRST NATIONAL BANK OF CHICAGO, in its individual capacity as a Lender and in its capacity as agent ("Agent") under that certain Credit Agreement dated as of February 27, 1997 by and among the Borrower, the Lenders and the Agent (the "Credit Agreement"). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

          WHEREAS, the Borrower, the Lenders and the Agent are parties to the Credit Agreement; and

          WHEREAS, GFSI Holdings, Inc. ("Holdings") intends to (i) issue $25.0 million in aggregate principal amount of 11.375% Subordinated Discount Notes due 2009 (the "New Holdings Subordinated Notes") and (ii) amend its Certificate of Incorporation to provide for a new Series D Preferred Stock (the "Series D Preferred Stock"); and

          WHEREAS, the Holders of the Holdings Subordinated Notes and the Preferred Stock intend to exchange their Holdings Subordinated Notes for New Holdings Subordinated Notes and approximately 86.9% of their Series A, B and C Preferred Stock for Series D Preferred Stock and to sell, in a private placement, the New Holdings Subordinated Notes and the Series D Preferred Stock as units ("Units") to unaffiliated third parties (the "Offering"); and

          WHEREAS, the Units sold in the Offering will be exchangeable, at the option of the Holdings, after 30 days from the closing of the Offering, for 11.375% Senior Discount Notes of Holdings (the "Holdings Senior Notes"); and

          WHEREAS, the Borrower, the Lenders and the Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders and the Agent have agreed to the following amendments to the Credit Agreement.

          1. Amendment to Credit Agreement. Effective as of the Effective Date (as defined below) and subject to the satisfaction of the condition precedent set forth in Section 3 below, the Credit Agreement is hereby amended as follows:

          1.1 Section 1.1 of the Credit Agreement is amended (a) by adding thereto the following defined terms:

               "Exchange Date" means the date on which the Exchangeable Units are exchanged for Holdings Senior Notes.

               "Exchangeable Units" means the 50,000 exchangeable units, each unit consisting of $500 principal amount of Holdings Subordinated Notes and $500 liquidation preference of 11.375% Series D Preferred Stock of Holdings, having the terms described in and offered pursuant to the Offering Memorandum.

               "Holdings Senior Notes" means the 11.375% Senior Discount Notes due 2009 of Holdings in the aggregate principal amount (at maturity) of $50,000,000 to be issued by Holdings in exchange for the Exchangeable Units and having the terms described in the Offering Memorandum, and all substitutions, modifications and renewals thereof, provided such substitutions, modifications or renewals would be permitted under the terms of Section 6.3(O) as if such Section (other than clause (viii) thereof with respect to subordination provisions) were applicable thereto (with all references therein to the Borrower and the Restricted Subsidiaries being instead to Holdings, the Borrower and the Restricted Subsidiaries).

               "L/C Trigger Event" means the giving of notice by the Swing Line Bank to the Lenders of its election to cause them to purchase participations in all Swing Line Letters of Credit, whether such notice is given before or after the occurrence, or during the continuance, of a Default or Unmatured Default. An L/C Trigger Event shall be deemed to occur on the date such notice is given.

               "Offering Memorandum" means the Preliminary Offering Memorandum dated September 12, 1997, prepared by Holdings with respect to the Exchangeable Units, copies of which the Borrower has delivered to the Lenders.

               "Swing Line Letter of Credit" means each Letter of Credit issued by the Swing Line Bank as an Issuing Lender pursuant to Section 2.21 and designated in the Borrower's notice referred to in such Section as a "Swing Line Letter of Credit" if, immediately after giving effect to such issuance, the aggregate amount of L/C Obligations in respect of such Letter of Credit and all then outstanding Swing Line Letters of Credit would not exceed $5,000,000, provided, however, that the status of a Swing Line Letter of Credit as such shall automatically terminate upon the occurrence of an L/C Trigger Event, after which time such Letter of Credit shall remain a Letter of Credit but shall not be a Swing Line Letter of Credit.

and (b)  by amending the following defined terms:

               (i) the definition of "Holdings Subordinated Notes" is amended in its entirety to read as follows:

               "Holdings Subordinated Notes" means the 11.375% Subordinated Discount Notes due 2009 of Holdings in the aggregate principal amount of $25,000,000, having the terms described in the Offering Memorandum.

          (ii) the definition of "Permitted Holdings Indebtedness" is amended by deleting clause (a) thereof in its entirety and substituting therefor the following:

               (a) prior to the Exchange Date, the Holdings Subordinated Debt, and from and after the Exchange Date, the Holdings Senior Notes;

     and by amending clause (c) thereof to add after the words "Preferred Stock" the parenthetical phrase "(other than Series D thereof)".

          (iii) the definition of "Preferred Stock" is amended in its entirety to read as follows:

               "Preferred Stock" means the Series A, B and C 12% Cumulative Preferred Stock, par value $0.01 per share, of Holdings issued to each of the holders thereof listed on Schedule 5.8 attached hereto, and, prior to the Exchange Date, the 11.375% Series D Preferred Stock, par value $0.01 per share, of Holdings, having the terms described in the Offering Memorandum.

          (iv) the definition of "Pro Rata Share" is amended by adding in clause
     (x) thereof immediately after the words "Swing Line Loans" and before the comma the words "and Swing Line Letters of Credit";

          (v) the definition of "Swing Line Bank" is amended in its entirety to read as follows:

               "Swing Line Bank" means First Chicago and its successors and assigns.

     and

          (vi) the definition of "Swing Line Commitment" is amended in its entirety to read as follows:

               "Swing Line Commitment" means, (a) with respect to Swing Line Loans, the obligation of the Swing Line Bank to make Swing Line Loans up to a maximum aggregate principal amount of $2,000,000 at any one time outstanding, and (b) with respect to Swing Line Letters of Credit (in addition to the obligation to make Swing Line Loans), the obligation of the Swing Line Bank to issue Swing Line Letters of Credit up to a maximum aggregate amount of L/C Obligations with respect thereto not to exceed $5,000,000 at any one time outstanding.

          1.2 Section 2.22 of the Credit Agreement is amended by designating the existing Section 2.22 as clause (a), by adding after the words "Letter of Credit" the first place such words appear therein, the parenthetical phrase "(or upon the occurrence of an L/C Trigger Event, in the case of a Swing Line Letter of Credit)", and by adding thereto a new clause (b) to read as follows:

               (b) No Lender shall purchase or be deemed to have purchased an L/C Interest in any Swing Line Letter of Credit unless and until an L/C Trigger Event shall have occurred with respect to such Swing Line Letter of Credit, at which time each Lender with a Revolving Loan Commitment greater than zero shall be deemed to have purchased an L/C Interest in such Swing Line Letter of Credit pursuant to Section 2.22(a).

          1.3 Section 2.25 of the Credit Agreement is amended by adding thereto after the words "Pro Rata Shares," the first place such words appear therein the phrase "or for the sole account of the Swing Line Bank, in the case of a Swing Line Letter of Credit".

          1.4 Schedule 5.8 to the Credit Agreement is amended by deleting therefrom the description of the Preferred Stock of Holdings and substituting therefor the description of Preferred Stock set forth on Schedule 5.8 Amendment attached hereto and by deleting therefrom in its entirety the "Shareholder Summary" attached to Schedule 5.8 and substituting therefor the "Shareholder Summary" attached to Schedule 5.8 Amendment.

          1.5 Section 6.3(F) of the Credit Agreement is amended (a) by amending clause (iii)(a) thereof in its entirety to read as follows:

          (a) payments required to be made by and actually made by Holdings in respect of interest due on an unaccelerated basis on the Holdings Senior Notes; provided, however, the Borrower may make such distributions with respect to the Holdings Senior Notes only on March 15 and September 15 of each year (or the Business Day immediately prior thereto if such date is not a Business Day), commencing March 15, 2005; and

(b) by amending clause (d) of the proviso thereto to delete the words "Holdings Subordinated Notes" and "Holdings Subordinated Debt" therein and to substitute for such words in each case the words "Holdings Senior Notes".

          1.6 Schedule 6.3(H) to the Credit Agreement is amended by adding thereto the agreements set forth on Schedule 6.3(H) Supplement attached hereto.

          1.7 Section 6.3(O) of the Credit Agreement is amended by adding after the words "Holdings Subordinated Debt" therein the words "the Holdings Senior Notes".

          1.8 Section 7.1 of the Credit Agreement is amended by adding a new clause (y) thereto as follows:

               (y) Exchange of Securities. Holdings shall fail to effect the exchange of the Holdings Senior Notes for the Exchangeable Units on or prior to November 30, 1997.

          2. Consent. Effective as of the Effective Date and subject to the satisfaction of the condition precedent set forth in Section 3 below, the Lenders hereby consent to (i) the issuance by Holdings of the New Holdings Subordinated Notes in exchange for the Holdings Subordinated Notes, (ii) the amendment by Holdings of its Certificate of Incorporation to authorize the Series D Preferred Stock and the issuance by Holdings of the Series D Preferred Stock in exchange for a portion of the Preferred Stock, (iii) the issuance by Holdings of the Holdings Senior Notes in exchange for the Exchangeable Units, and (iv) the payment in cash to MCIT on the Effective Date of accrued interest on the Holdings Subordinated Notes through the Effective Date in an amount not to exceed $1,500,000.

          3. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the condition precedent that the Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Agent and the Consent attached hereto duly executed by Holdings. Upon the satisfaction of the foregoing condition precedent, this Amendment shall become effective on the date of the closing of the Offering and the issuance of the New Holdings Subordinated Notes and the Series D Preferred Stock in connection therewith (the "Effective Date").

          4. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

          (a) This Amendment and the Credit Agreement as previously executed and as amended hereby, constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms.

          (b) Upon the effectiveness of this Amendment, the Borrower hereby reaffirms all covenants, representations and warranties made in the Credit Agreement, as amended hereby, and agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the Effective Date of this Amendment.

          5.  Reference to and Effect on the Credit Agreement.

          (a) Upon the effectiveness of Section 1 hereof, each reference to the Credit Agreement in the Credit Agreement and each other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          6. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of Illinois.

          7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          8. Counterparts. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

     IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.


                                           GFSI, INC.


                                           By
                                              ----------------------------
                                           Title:
                                                  ------------------------


                                           THE FIRST NATIONAL BANK OF
                                                CHICAGO, as Agent

                                           By
                                              ----------------------------
                                           Title:
                                                  ------------------------


                                           LENDERS:

                                           THE FIRST NATIONAL BANK OF
                                                CHICAGO, as a Lender


                                           By
                                              ----------------------------
                                           Title:
                                                  ------------------------


                                           THE BANK OF NOVA SCOTIA,
                                                as a Lender


                                           By
                                              ----------------------------
                                           Title:
                                                  ------------------------


                                           BANQUE PARIBAS,
                                                as a Lender


                                           By
                                              ----------------------------
                                           Title:
                                                  ------------------------


                                           CAISSE NATIONALE DE CREDIT AGRICOLE,
                                                as a Lender


                                           By
                                              ----------------------------
                                           Title:
                                                  ------------------------

                                      DLJ CAPITAL FUNDING, INC.,
                                           as a Lender


                                      By
                                         ----------------------------
                                      Title:
                                             ------------------------


                                      MASSACHUSETTS MUTUAL LIFE INSURANCE
                                           COMPANY, as a Lender


                                      By
                                         ----------------------------
                                      Title:
                                             ------------------------


                                      MERCANTILE BANK NATIONAL ASSOCIATION,
                                           as a Lender


                                      By
                                         ----------------------------
                                      Title:
                                             ------------------------


                                      SENIOR DEBT PORTFOLIO, as a Lender
                                      By:  Boston Management and Research as
                                           Investment Advisor

                                           By
                                              -----------------------
                                           Title:
                                                  -------------------


                                      VAN KAMPEN AMERICAN CAPITAL PRIME
                                           RATE INCOME TRUST, as a Lender


                                      By
                                         ----------------------------
                                      Title:
                                             ------------------------


                                      IMPERIAL BANK, as a Lender


                                      By
                                         ----------------------------
                                      Title:
                                             ------------------------

                             SCHEDULE 5.8 AMENDMENT

                                  Subsidiaries
                                  ------------


Preferred Stock
---------------

-    Series A Preferred Stock, par value $0.01 per share
-    13,500 shares authorized, 1,773.92120 of which are issued and outstanding

-    Series B Preferred Stock, par value $0.01 per share
-    11,000 shares authorized, 1,445.41727 of which are issued and outstanding

-    Series C Preferred Stock, par value $0.01 per share
-    2,500 shares authorized, 328.50393 of which are issued and outstanding

-    Series D Preferred Stock, par value $0.01 per share
-    25,000 shares authorized, all of which are issued and outstanding


Ownership
---------

See attached.

                           SCHEDULE 6.3(H) SUPPLEMENT

                 Transactions with Shareholders and Affiliates
                 ---------------------------------------------



          12. Exchange Solicitation Statement dated September 12, 1997, made by Holdings with respect to the exchange of 12% Subordinated Notes due 2008 for 11.375% Subordinated Discount Notes due 2009, and related Tender executed by MCIT.

          13. Exchange and Consent Solicitation dated September 12, 1997, made by Holdings with respect to the Preferred Stock, and related Tender and Consent executed by the holders thereof.

                                    CONSENT

          The undersigned, as Guarantor under the Guaranty dated as of February 27, 1997 (the "Guaranty") in favor of the Lenders and the Agent parties to the Credit Agreement referred to in the foregoing Amendment, hereby consents to said Amendment and hereby confirms and agrees that, notwithstanding the effectiveness of said Amendment, the Guaranty is, and shall continue to be, in full force and effect and is hereby confirmed and ratified in all respects.


Dated:  September 17, 1997          GFSI HOLDINGS, INC.


                                    By __________________________
                                    Title:________________________